EXHIBIT 10.5

ESCROW AGREEMENT

July 19, 2012

This Escrow Agreement is reached between the following parties:

SUCCESS OIL CO., INC. of 8306 Wilshire Blvd. #566, Beverly Hills, California 90211 hereinafter called ("SUCCESS”),

EGPI FIRECREEK, INC./DENNIS ALEXANDER/CEO, AND FURTHER THROUGH ITS WHOLLY OWNED SUBSIDIARY, ENERGY PRODUCERS Inc., of 6564 SMOKE TREE LANE, TOWN OF PARADISE VALLEY, AZ. 85253 hereinafter called (collectively, "FIRECREEK"), and

Mondial Ventures, Inc, of 4625 West Nevso Drive, Suite 2, Las Vegas, Nevada 89103, herein after called (“MONDIAL”), and

Jeffrey M. Proper, Attorney at Law, of 10645 N. Tatum Blvd, Suite 200-652,

Phoenix, AZ 85028, hereinafter called ("PROPER").

WHEREAS, SUCCESS and FIRECREEK and MONDIAL, wish to re-complete/re-work the Crawar -2 Oil & Gas Well located on the South 40 acres of the of the J.B. TUBB , WARD COUNTY TEXAS (RRC #33611), whose legal description is attached hereto on Exhibit "A", hereinafter called “PROPERTY", to produce the Glorietta formation, and

WHEREAS, SUCCESS, FIRECREEK, and MONDIAL have entered into a “Turnkey Rework Agreement attached hereto on Exhibit “B” (the “Participation-Turnkey Program Agreement”) which defines and sets forth the matters therein including Commencement of the development program for the prospect wells located on the Property, and

WHEREAS, FIRECREEK, and MONDIAL have agreed to deposit funds with PROPER to be disbursed in accordance with this Agreement upon PROPER receiving the “Escrow Notification Letter” attached hereto as Exhibit “C”, and SUCCESS has agreed to assign to FIRECREEK, a 75% working Interest (56.25% net revenue interest) in the reworked depths of the Crawar - 2 well bore, and.

WHEREAS, pursuant to the Turnkey Rework Agreement FIRECREEK and/or MONDIAL is to pay SUCCESS Eighty Thousand and no/100 dollars ($80,000) in accordance with the terms of this Escrow Agreement and further, the final confirmation and acceptance of all items therein listed in the Escrow Notification Letter attached on Exhibit “C” hereto.

For consideration of Ten Dollars ($10.00) and the mutual provisions contained herein, the parties hereto agree as follows:

1. PROPER is to hold in escrow, Escrow Funds of $80,000.00 provided to him by MONDIAL, and a certain Assignment and Bill of Sale from SUCCESS until the following events:

(a) PROPER is informed in writing signed by SUCCESS, FIRE CREEK and MONDIAL that PROPER is to pay to SUCCESS $80,000.00 and cause that certain Assignment and Bill of Sale to be recorded in Ward County, Texas

(b) If PROPER receives conflicting instructions he may place the funds in the registry of a court.

2. PROPER shall not be responsible for his actions unless such actions are in violation of this Escrow Agreement or PROPER acts with willful misconduct or gross negligence.

3. This agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof, and no other agreement, statement, or promise relating to the subject matter of this agreement that is not contained herein shall be valid or binding unless in writing signed by all parties.

4. If any action at law or in equity is brought to enforce or interpret the provisions of this agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which he may be entitled.

5. The validity of this agreement and of any of its terms or provisions, as well as the rights and duties of the parties hereunder, shall be governed by the laws of the State of Arizona.

6. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

7. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to the Firecreek:

EGPI Firecreek, Inc.

6564 Smoke Tree Lane

Scottsdale, AZ 85253

Attention: Chairman of the Board and Chief Financial Officer
Facsimile No.: (480) 443-1403, 480-948-6581, (Voice) 602-326-7371

(Cell)

If to SUCCESS:

SUCCESS OIL CO., INC.

Attn: Jeru Morgan, Pres.

8306 Wilshire Blvd. #566

Beverly Hills, Ca. 90211

FAX #: (310) 861-0228, (818) 974-9623 (Voice)

If to MONDIAL VENTURES, INC.

MONDIAL VENTURES, INC.

Attn.:

4625 West Nevso Drive Suite 2

Las Vegas, Nevada 89103

Phone: Cell: +1-416-567-5643

Email: energyproducers@aol.com

If to Proper:

Jeffrey M. Proper

Attorney at Law

10645 N. Tatum Blvd, Suite 200-652

Phoenix, AZ 85028

Fax # (602) 235-9223

E-mail: Jeff@Jproper.com

EXECUTED this ____ day of July, 2012.

_______________________________________

Jeffrey M. Proper

SUCCESS OIL CO., INC.

By_______________________________________

JERU MORGAN

President of SUCCESS OIL CO.

ENERGY PRODUCERS, INC.

a wholly owned subsidiary of

EGPI Firecreek, Inc.

By __________________________

Dennis R. Alexander

President, on behalf of EGPI Firecreek, Inc.,

sole shareholder of Energy Producers, Inc.

MONDIAL VENTURES, INC.

By __________________________________

Its: C.E.O (effective on time of appointment only)

FUNDS WIRED TO:

Meridian Bank, N.A.

Peoria, AZ

Routing No. 122104994

Account No. 2100001326

Arizona Bar Foundation Trust Account of Jeffrey M. Proper

EXHIBIT “A”

TO AN ESCROW AGREEMENT

EFFECTIVE July 19, 2012

Legal Description

Description of Lands and Leases:

J.B. Tubb Lease in W ½ of the NW ¼ of Sec. 18,Block B-20, Public School lands, Ward County, Texas at 1787 FNL and 853 FWL

EXHIBIT “B”

TO AN ESCROW AGREEMENT

EFFECTIVE July 13, 2012

Turnkey Rework Agreement

[TO BE ATTACHED ON FOLLOWING PAGE]

EXHIBIT “C”

[Escrow Notification Letter]

TO AN ESCROW AGREEMENT

EFFECTIVE July 19, 2012

EXHIBIT “C”

Dated the _____ day of _________, 2012

Mr. Jeffrey Proper

Attorney at Law

10645 N. Tatum Blvd #200-652

Phoenix, AZ 85028

Re: Escrow Agreement with effective date of July 19, 2012

Dear Mr. Proper:

You are hereby instructed to immediately distribute from the escrow funds you are holding, $80,000.00 to Success Oil Company Inc. Concurrently, please take all steps necessary to file and record the Assignment and Bill of Sale from Success Oil Company Inc. to Energy Producers Inc. with the Ward County, Texas County Clerk Recorder’s office.

Sincerely,

SUCCESS OIL CO., INC.

By ___________________________________

Jeru Morgan, President

ENERGY PRODUCERS INC.

By ___________________________________

Dennis R. Alexander, Chief Executive Officer

of EGPI Firecreek, Inc., sole shareholder

of Energy Producers, Inc.

MONDIAL VENTURES, INC.

By:

Title: C.E.O (effective on time of appointment only)